UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 14, 2022
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
Integrated Resource Plan Request
On October 14, 2022, Otter Tail Power Company (OTP), a wholly owned subsidiary of Otter Tail Corporation, submitted a supplemental filing with the Minnesota Public Utilities Commission (MPUC) to update its 2022 Integrated Resource Plan (2022 IRP), which was originally filed on September 1, 2021. In the supplemental filing, we requested, in light of recent developments, the MPUC adjust the current procedural schedule as it relates to several aspects of the 2022 IRP filing, while maintaining the current procedural schedule as it relates to the addition of dual fuel capability at our Astoria Station natural gas plant. In addition, we provided updated costs for our proposed dual-fuel project at Astoria.
The request to amend the procedural schedule is based on recent action by the Federal Energy Regulatory Commission (FERC), changes made at Midcontinent Independent System Operator (MISO), the passage of the Inflation Reduction Act, and other developments that could significantly impact the financial modeling on which the preferred plan in the 2022 IRP was based.
Specifically, on August 31, 2022, FERC approved MISO tariff revisions that included the adoption of a seasonal resource adequacy construct. These new tariff provisions will be implemented in the 2023/2024 planning year. Under the new seasonal resource adequacy construct, currently proposed seasonal reserve margin requirements deviate significantly from MISO’s 2022/2023 annual planning reserve margin requirements, and also differ significantly from the reserve margin assumptions utilized in the modeling for our 2022 IRP filing. We believe our seasonal capacity position could differ materially under a seasonal resource adequacy construct than what was contemplated in our initial filing. The addition of several large loads on our system since our initial filing also supports a re-examination of our capacity position and load forecasts.
Should it be approved by the MPUC, this procedural change will also allow us and other parties to assess the impact of the recently enacted Inflation Reduction Act. We also anticipate assessing changes in MISO Planning Resource Auction prices and changes to capacity projections since our initial filing. If the MPUC approves this proposed amended procedural schedule, our updated IRP filing will include revised modeling assumptions and results. Our intent is to file the updated modeling results and any revisions to our 2022 IRP filing by March 31, 2023.
We have requested this proposed amended procedural schedule not apply to the MPUC’s review of our proposed dual fuel upgrades at Astoria Station. We believe it is appropriate to add dual fuel capability at Astoria Station without delay to strengthen the resilience and availability of the unit during extreme conditions. Anticipated commercial operation with dual fuel capability at Astoria Station in 2026, as outlined in our preferred plan in our initial filing, remains unchanged. However, our initial filing proposed fuel oil as the secondary on-site fuel at Astoria Station, and our recent analysis shows the most cost-effective secondary fuel source is most likely liquified natural gas, and our updated modeling results would reflect the change in secondary fuel source.
Although the North Dakota Public Service Commission does not currently have a procedural schedule established for its review of the 2022 IRP, on October 14, 2022, we filed a letter advising the commission that we intend to remodel due to the various factors described above and will submit any revisions to our 2022 IRP filing by March 31, 2023. We simultaneously filed a similar letter advising the South Dakota Public Utilities Commission of these updates.
Forward-looking Statements
Except for historical information contained here, the statements in this Current Report on Form 8-K are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “projected,” “should,” “will,” “would” and similar words and expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of management. Forward-looking statements made herein, which include future investments and capital expenditures, and expectations regarding regulatory proceedings, as well as other assumptions and statements, involve known and unknown risks and uncertainties that may cause our actual results in current or future periods to differ materially from the forecasted assumptions and expected results. The Company’s risks and uncertainties include, among other things, uncertainty of the impact and duration of the COVID-19 pandemic, long-term investment risk, seasonal weather patterns and extreme weather events, counterparty credit risk, future business volumes with key customers, reductions in our credit ratings, our ability to access capital markets on favorable terms, assumptions and costs relating to funding our employee benefit plans, our subsidiaries’ ability to make dividend payments, cyber security threats or data breaches, the impact of government legislation and regulation including foreign trade policy and environmental laws and regulations, the impact of climate change including compliance with legislative and regulatory changes to address climate change, operational and economic risks associated with our electric generating and manufacturing facilities, risks associated with energy markets, the availability and pricing of resource materials, attracting and maintaining a qualified and stable workforce, and changing macroeconomic and industry conditions. These and other risks are more fully described in our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, as updated in subsequently filed Quarterly Reports on Form 10-Q, as applicable. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any obligation to update any forward-looking information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: October 19, 2022	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer